LONG-TERM LOANS	9 Months Ended
Sep. 30, 2022
LONG-TERM LOANS
LONG-TERM LOANS

8.            LONG-TERM LOANS

In June 2022, Shanghai 360 Changfeng Technology, Co., Ltd. (“360 Changfeng”) signed a mortgage loan agreement of RMB1 billion with tenure of 25 years. The interest rate is based on market price quote for loans with tenure of more than five years minus 136bps. The loan is guaranteed by the land use rights owned by 360 Changfeng and is for the specific use of construction of the regional headquarters and the affiliated industrial park. The mortgage loan agreement requires the subsidiary’s registered capital to be paid in the same proportion of the total facility used. In September, the registered capital of the subsidiary has been fully paid. As of September 30, 2022, the balance of used mortgage loan is RMB4,193, which is included in other long-term liabilities.